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STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT DATED MAY 14, 2008

The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Class A, B, C, R, Investor and Institutional Class shares, as applicable, of the Funds listed below:

AIM Energy Fund                            AIM Leisure Fund
AIM Financial Services Fund                AIM Technology Fund
AIM Gold & Precious Metals Fund            AIM Utilities Fund

The following information replaces in its entirety the information appearing in the first paragraph under the heading "DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS-INVESTMENT STRATEGIES AND RISKS - FOREIGN INVESTMENTS -- FOREIGN SECURITIES" on page 5 of the Statement of Additional Information.

         "FOREIGN SECURITIES. Each Fund may invest in foreign securities. Foreign securities are equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers when determining foreign securities limits. AIM Energy Fund, AIM Leisure Fund, AIM Technology Fund and AIM Utilities Fund do not include ADRS, EDRs or Canadian securities when determining foreign securities limits. For a discussion of ADRs and EDRs, please refer to "Description of the Funds and Their Investments and Risks -- Investment Strategies and Risks -- Foreign Investments -- ADRs and EDRs" below."

The funds' current Statement of Additional Information is available at www.invescoaim.com.